UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2025

Westamerica Bancorporation

(Exact name of registrant as specified in its charter)

California	001-09383	94-2156203
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1108 Fifth Avenue San Rafael, California		94901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (707) 863-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WABC	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

Proxies for the Annual Meeting of shareholders held on April 24, 2025, were solicited pursuant regulation 14A of the Securities Exchange Act of 1934. The Report of Inspector of election indicates that 22,847,805 shares of the Common Stock of the Company, out of 26,715,317 shares outstanding on the March 5, 2025 record date, were present, in person or by proxy, at the meeting. The following matters were submitted to a vote of the shareholders:

Proposal 1. Election of Directors

The shareholders elected all of the Board of Director nominees for a term of one year, as follows:

Nominee	For	Against	Abstain	Non-Votes
Alisa Belew	20,391,963	82,800	40,142	2,332,900
E. Joseph Bowler	19,792,639	681,002	41,264	2,332,900
Martin Camsey	20,393,049	82,589	39,267	2,332,900
Melanie M. Chiesa	20,328,493	147,145	39,267	2,332,900
Michele Hassid	20,278,424	191,353	45,128	2,332,900
David L. Payne	20,179,407	280,523	54,975	2,332,900
Edward B. Sylvester	19,485,559	988,857	40,489	2,332,900
Inez Wondeh	20,392,383	82,749	39,773	2,332,900

Proposal 2. Approve a Non-Binding Advisory Vote on Executive Compensation

The shareholders approved, on an advisory non-binding basis, the compensation of Westamerica Bancorporation’s named executive officers, by the following vote:

For	Against	Abstain	Non-Votes
20,202,938	247,412	64,555	2,332,900

Proposal 3. Approve of the 2025 Omnibus Equity Incentive Plan

The shareholders approved, on an advisory non-binding basis, Westamerica Bancorporation’s 2025 Omnibus Equity Incentive Plan, by the following vote:

For	Against	Abstain	Non-Votes
18,098,381	2,359,924	56,600	2,332,900

Proposal 4. Ratify Selection of Crowe LLP as Company’s Independent Auditors for Fiscal Year 2025

The shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, by the following vote:

For	Against	Abstain	Non-Votes
22,691,159	119,814	36,832	-0-

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAMERICA BANCORPORATION
(Registrant)

Date: April 28, 2025	By:	/s/ Anela Jonas
Anela Jonas
Senior Vice President and Chief Financial Officer

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